UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

SONASOFT CORP.
(Exact name of registrant as specified in its charter)

California	024-10327	51-0439372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1735 N. 1st Street, Suite 103, San Jose	95112
(Address of principal executive offices)	(Zip Code)

(408) 708-4000

Registrant’s telephone number, including area code

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into Material Definitive Agreement

Sonasoft Corp. has executed a strategic partnership with Information Visibility Technology (IVT), a pioneer in healthcare information technologies. IVT will be leveraging Sonasoft’s AI engine, SAIBRE, to uncover key business insights and intelligence.

Item 9.01. Financial Statements and Exhibits

10.1	Sonasoft Corp. Strategic Partnership Agreement dated as of August 10, 2021, Information Visibility Technology (IVT)

99.1	Press Release, Information Visibility Technology Partnership Agreement dated as of August 18, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONASOFT CORP.

Date: August 18, 2021	/s/ Mike Khanna
Mike Khanna
CEO

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